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                                                                     EXHIBIT 1.1


                        THORATEC LABORATORIES CORPORATION


                 2,000,000 SHARES OF COMMON STOCK, NO PAR VALUE


                           PLACEMENT AGENCY AGREEMENT


                                                October __, 1997

Vector Securities International, Inc.
Cruttenden Roth, Incorporated
c/o Vector Securities International, Inc.
1751 Lake Cook Road, Suite 350
Deerfield, Illinois  60015

Dear Sir or Madam:

            Thoratec Laboratories Corporation, a California corporation (the "Company"), proposes to issue and sell 1,500,000 shares (the "Shares") of common stock, no par value (the "Common Stock"), and Sulzer Intermedics, Inc. (the "Selling Shareholder") proposes to sell up to 500,000 shares of Common Stock (the "Selling Shareholder Shares") to certain investors (collectively, the "Investors"). The Company and the Selling Shareholder desire to engage you as placement agents (the "Placement Agents") in connection with such issuance and sale. The Common Stock is more fully described in the Registration Statement (as hereinafter defined).

            The Company and the Selling Shareholder hereby confirm their respective agreements with the Placement Agents as follows:

            1.    Agreement to Act as Placement Agents.

                  a. On the basis of the respective representations, warranties and agreements of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions of this Agreement, the Placement Agents agree to act as the Company's exclusive placement agents in connection with the issuance and sale, on an all or none basis, by the Company and the Selling Shareholder of the Shares and the Selling Shareholder Shares to the Investors. Each of the Company and the Selling Shareholder shall pay to the Placement Agents 7.0% of the respective gross proceeds (the "Placement Fee") received by the Company and the Selling Shareholder from the sale of the Shares and the Selling Shareholder Shares, as applicable, as set forth on the cover page of the Prospectus (as hereinafter defined).

                  b. Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Selling Shareholder Shares to be sold by the Selling Shareholder have been placed in custody under a custody agreement ("Custody Agreement") with __________, as Custodian (the "Custodian") and the Selling Shareholder has duly executed and delivered a Power of Attorney (a "Power of Attorney") appointing ______ ______ and _______ _____, and each of them, as Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute this Agreement and the Escrow Agreement (as defined) and to deliver this Agreement and the Escrow Agreement on behalf of the Selling Shareholder, to authorize the delivery of the Selling Shareholder Shares to be


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sold by the Selling Shareholder hereunder and thereunder and otherwise to act on behalf of the Selling Shareholder in connection with the transactions contemplated by this Agreement, the Escrow Agreement and the Custody Agreement. The Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholder under the Custody Agreement are subject to the interests of the Placement Agents hereunder and the arrangements made by the Selling Shareholder for such custody, as well as the appointment by the Selling Shareholder of the Attorneys-in-Fact, are, to that extent, irrevocable. The Selling Shareholder specifically agrees that its obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of the Selling Shareholder, operation of law or otherwise, or by the occurrence of any event.

            2. Delivery and Payment. Concurrently with the execution and delivery of this Agreement, the Company, the Selling Shareholder, the Placement Agents and Citibank, N.A., as escrow agent (the "Escrow Agent"), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the "Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Investors (the "Escrow Account"). Prior to the Closing Date (as defined below), (i) each of the Investors will deposit an amount equal to the Price to Public per Share as shown on the cover page of the Prospectus (as hereinafter defined) multiplied by the number of Shares and the Selling Shareholder Shares purchased by said Investor in the Escrow Account, and (ii) the Escrow Agent will notify the Company, the Selling Shareholder and the Placement Agents in writing whether the Investors have deposited in the Escrow Account funds in the amount equal to the proceeds of the sale of all of the Shares and the Selling Shareholder Shares offered hereby (the "Requisite Funds") into the Escrow Account. At 10:00 a.m., New York City time, on October __, 1997, or at such other time on such other date as may be agreed upon by the Company, the Selling Shareholder and the Placement Agents but in no event prior to the date on which the Escrow Agent shall have received all of the Requisite Funds (such date is hereinafter referred to as the "Closing Date"), the Escrow Agent will release the Requisite Funds from the Escrow Account for collection by the Company, the Selling Shareholder and the Placement Agents as provided in the Escrow Agreement and the Company and the Selling Shareholder shall deliver the Company Shares and the Selling Shareholder Shares, respectively, to the Investors, which delivery may be made through the facilities of The Depository Trust Company. The closing (the "Closing") shall take place at the office of Heller, Ehrman, White & McAuliffe, 525 University Avenue, Suite 1100, Palo Alto, California 94301. All actions taken at the Closing shall be deemed to have occurred simultaneously.

            Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as Vector Securities International, Inc., as Representative (the "Representative") of the Placement Agents, shall request by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company and the Selling Shareholders agree to make such certificates available for inspection at least 24 hours prior to delivery to the Investors.

            3. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the Placement Agents that:

                  a. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has filed a registration statement on such Form (Registration No. 333-36685) which has become


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effective, for the registration of the Shares under the 1933 Act and the 1933
Act Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus or the Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares and the Selling Shareholder Shares as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the 1933 Act Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Placement Agents. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares and the Selling Shareholder Shares containing information permitted to be omitted at the time effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all material incorporated by reference therein and any information deemed to be included by Rule 430A and any additional registration statement filed pursuant to Rule 462(b) of the Rules and Regulations ("Rule 462(b)") with respect to the Shares and the Selling Shareholder Shares ("Rule 462(b) Registration Statement"). The term "Prospectus" means the prospectus relating to the Shares and the Selling Shareholder Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares and the Selling Shareholder Shares included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or before the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  b. On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations") and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, at the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the


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statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not distributed any offering material in connection with the offering or sale of the Shares and the Selling Shareholder Shares, other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

                  c. Deloitte & Touche LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations.

                  d. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and Thoratec Europe Ltd. (the "Subsidiary") as of the dates indicated and their consolidated results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The financial information and statistical data set forth in the Prospectus are prepared on an accounting basis consistent with such financial statements.

                  e. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company and the Subsidiary, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or the Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiary, and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiary on any class of their capital stock. Neither the Company nor the Subsidiary has material contingent obligations which are not disclosed in the Registration Statement.

                  f. The Company and the Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement; the Company and the Subsidiary are duly qualified as foreign corporations to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, results of operations or business prospects of the Company and the Subsidiary, taken as a whole (a "Material Adverse Effect"). Other than in the Subsidiary, short-term freely transferrable investments in publicly traded companies aggregating less than 5% of such companies or otherwise required to be disclosed under Item 601 of Regulation S-K, the Company does not own, directly or indirectly, any shares of capital stock or any other equity securities of



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any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                  g. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Company owns, beneficially and of record, all of the outstanding capital stock of the Subsidiary; the Shares have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the Shares and the Selling Shareholder Shares are in due and proper form under California law; the authorized capital stock of the Company, including the Shares and the Selling Shareholder Shares, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of capital stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of capital stock or any security convertible into or exchangeable for capital stock, in each case other than as described in the Prospectus.

                  h. The Company and the Subsidiary: (i) are in material compliance with any and all applicable foreign, United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminates ("Environmental Laws"); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business as currently conducted; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ,injunction or claim is pending or threatened against the Company or the Subsidiary relating to the Environmental Laws or to the activities of the Company or the Subsidiary involving Hazardous Materials. The terms "Hazardous Materials" as used in this Agreement means any material or substance that: (i)is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto; or (ii) has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

                  i. Neither the Company nor the Subsidiary is engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the properties of the Company or the Subsidiary or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws. No Hazardous Materials have been treated or disposed of on any properties of the Company or the Subsidiary or on properties formerly owned or leased by the Company or the Subsidiary during the time of such ownership or lease, except in compliance with Environmental



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Laws. No spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's properties or former properties of the Company or the Subsidiary for which the cost of remediation would materially and adversely affect the Company.

                  j. Neither the Company nor the Subsidiary is in violation of its respective charter or bylaws or similar governing instruments or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which either the Company or the Subsidiary is a party or by which either the Company or the Subsidiary may be bound, or to which any of the property or assets of the Company or the Subsidiary are subject; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or the Subsidiary is a party or by which they may be bound, or to which any of the property or assets of the Company or the Subsidiary are subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

                  k. No labor dispute with the employees of the Company or the Subsidiary exists or, to the best knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, be expected to have a Material Adverse Effect.

                  l. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Subsidiary, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or the Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or the Subsidiary which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  m. No relationship, direct or indirect, exists between or among the Company and the Subsidiary on the one hand and the directors, officers, shareholders, customers or suppliers of the Company and the Subsidiary on the other hand, that is required by the 1933 Act or 1934 Act or the 1933 Act Regulations or 1934 Act Regulations to be described in the



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Registration Statement and the Prospectus or documents incorporated by reference therein that is not described as so required.

                  n. The Company and the Subsidiary own or are licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the businesses of the Company or the Subsidiary as now conducted and as proposed to be conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's rights with respect thereto. Neither the Company nor the Subsidiary have any knowledge of, and neither the Company nor the Subsidiary has given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Neither the Company nor the Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the knowledge of the Company, no Proprietary Rights used by the Company or the Subsidiary, and no services or products sold by the Company or the Subsidiary, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third party proprietary rights. Neither the Company nor the Subsidiary has entered into a consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the ownership or right to use the Proprietary Rights of the Company or the Subsidiary and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company and the Subsidiary have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

                  o. No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Shares hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or the Nasdaq National Market).

                  p. Except as otherwise disclosed in the Prospectus, the Company and the Subsidiary now hold and at the Closing Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the "FDA") and any foreign regulatory authorities performing functions similar to those performed by the



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FDA, that are material to the conduct of the businesses of the Company and the
Subsidiary (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). Neither the Company nor the Subsidiary is in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, including, but not limited to, the FDA, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead them to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. All of the descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local governmental body exercising comparable authority are true, complete and accurate in all material respects.

                  q. The Company has all corporate power and authority to enter into this Agreement and the Escrow Agreement, and to perform its obligations hereunder and thereunder, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained, except such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act. Each of this Agreement and the Escrow Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws nor or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  r. There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, other than those which have been waived.

                  s. No order preventing or suspending the use of any preliminary prospectus has been issued and no proceedings for that purpose are pending, threatened, or, to the knowledge of the Company, contemplated by the Commission; and to the knowledge of the Company, no order suspending the offering of the Shares in any jurisdiction designated by the Placement Agents pursuant to Section 5(f) of this Agreement has been issued and, to the knowledge of the Company, no proceedings for that purpose have been instituted or threatened or are contemplated.

                  t. The Company and the Subsidiary have good and marketable title to their respective properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances, claims and equities of record. The properties of the Company and the Subsidiary are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real properties held under lease by the Company and the Subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and



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do not interfere with the conduct of the business of the Company or the
Subsidiary.

                  u. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization,
(ii)transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  v. The Company and the Subsidiary have conducted and are conducting their businesses in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect.

                  w. To the Company's knowledge, neither the Company nor the Subsidiary nor any employee or agent of the Company or the Subsidiary have made any payment of funds of the Company or the Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  x. The Company is not now, and after sale of the Shares to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  y. All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                  z. The Company has complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                  aa. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The Shares and the Selling Shareholder Shares have been duly authorized for quotation on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Nasdaq National Market ("NNM"), nor has the Company received any notification that the Commission or the NNM is contemplating terminating such registration or listing.

                  bb. Neither the Company, nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Common Stock.



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                  cc. The Company maintains insurance of the types and in
amounts adequate for its and its Subsidiary's businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, insurance covering clinical trial liability, product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  dd. The Company and the Subsidiary have filed all material U.S. and foreign tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor the Subsidiary is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                  ee. Except as described in the Prospectus, to the Company's knowledge, there are no rule making or similar proceedings before the FDA or comparable Federal, state, local or foreign government bodies which involve or affect the Company or the Subsidiary, which, if the subject of an action unfavorable to the Company or the Subsidiary could involve a prospective Material Adverse Effect.

                  ff. Except for the compassionate use of the graft products as described in the Registration Statement and Prospectus, the human clinical trials conducted by the Company or in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement and Prospectus, and any studies and tests conducted on behalf of the Company, were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards for the clinical study of new medical devices; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and Prospectus; and the Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials conducted by, or on behalf of, the Company in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement or Prospectus.

                  gg. Neither the Company nor the Subsidiary has received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material, consulting, licensing, marketing, research and development, cooperative or any similar agreement. Each of the Company's or the Subsidiary's collaborative and licensing agreements is in effect substantially as described in the Prospectus.

                  hh. To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or any Subsidiary, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or the Subsidiary as described in the Prospectus or such person's performance of his obligations to the Company or any Subsidiary; neither the Company nor the Subsidiary has received written notice that any consultant or scientific advisor of the Company or the Subsidiary is in violation of any noncompetition, non-disclosure, confidentiality or similar agreement.

                  ii. The Company has delivered to the Placement Agents an agreement in the form of Attachment A hereto to the effect that neither the Company nor any of its offers, directors or affiliates will, without the prior written consent of the Representative, offer, sell, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 90 days after the Closing Date other than (i) securities issued pursuant to contractual obligations of the Company in effect as of August 29, 1997 and disclosed to and approved by the Placement Agents prior to the Effective Date; (ii) securities issued on a pro rata basis to all holders of outstanding equity securities of the Company; and (iii) equity securities issued pursuant to employee benefit or purchase plans in effect on August 29, 1997.

            4. Representations, Warranties and Covenants of the Selling Shareholder. The Selling Shareholder represents, warrants and covenants to the Company and to the Placement Agents that:

                  a. The Selling Shareholder is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business.

                  b. The Selling Shareholder has all corporate power and authority to enter into this Agreement and the Escrow Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Shareholder of this Agreement and the Escrow Agreement have been given. This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitute valid and binding agreements of the Selling Shareholder and are enforceable against the Selling Shareholder in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                  c. The Selling Shareholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Selling Shareholder and the Custody Agreement in the form heretofore furnished to the Selling Shareholder and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Shareholder of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

                  d. The Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Selling Shareholder Shares to be sold by the Selling Shareholder hereunder, free and clear of all encumbrances, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Selling Shareholder Shares to the Investors hereunder and to make the representations, warranties and agreements made by the Selling Shareholder herein.

                  e. None of the execution, delivery or performance of this Agreement, the Escrow Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by the Selling Shareholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon, any property or assets of the Selling Shareholder pursuant to (i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which the Selling Shareholder is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect the Selling Shareholders' ability to perform its obligations hereunder; (iii) any statute, rule or regulation of any governmental body having jurisdiction over the Selling Shareholder or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or governmental body having such jurisdiction.

                  f. No consent, approval, authorization or order of, or any filing or declaration with any governmental body is required for the consummation by the Selling Shareholder of the transactions on its part contemplated herein, except such as have been obtained under the state securities or Blue Sky laws and under the NASD rules.

                  g. The sale of the Selling Shareholder Shares proposed to be sold by the Selling Shareholder is not prompted by the Selling Shareholder's knowledge of any material adverse information concerning the Company or its subsidiaries which is not set forth or described in the Prospectus.

                  h. On the date of the Prospectus, the information with respect to the Selling Shareholder included therein did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  i. On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, all information with respect to the Selling Shareholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding the Selling Shareholder included in the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date, the information regarding the Selling Shareholder included in the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  j. The Selling Shareholder has delivered to the Placement Agents an agreement in the form of Attachment B hereto to the effect that it will not, without the prior written consent of the Representative, offer, sell, or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 90 days after the Closing Date.

            5. Agreements of the Company and the Selling Shareholder. The Company (as to Sections 5(a)-(j)) and the Selling Shareholder (as to Section 5(k)) covenant and agree with the Placement Agents as follows:

                  a. The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus would be required by law to be delivered in connection with sales of the Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Placement Agents within a reasonable period of time prior to the filing thereof and the Placement Agents shall not have objected thereto in good faith.

                  b. The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Placement Agents promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in
Section 5(a) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction relating to any of the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agents promptly of all such filings. If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable filing fees in accordance with Rule 111 of the Rules and Regulations by the earlier of
(A) 10:00 p.m., New York time, on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  c. If, at any time when a Prospectus relating to the Shares and the Selling Shareholder Shares is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the judgment of counsel to the Company or counsel to the Placement Agents, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Placement Agents and, subject to Section 5(a) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agents, without charge, such number of copies thereof as the Placement Agents may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agents.

                  d. The Company will furnish to the Placement Agents and its counsel, without charge, (i) an aggregate of three signed copies of the registration statement described in Section 3(a) hereof and each pre-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and any registration statement filed pursuant to Rule 462(b) and (ii) so long as a prospectus relating to the Shares and the Selling Shareholder Shares is required to be delivered under the 1933 Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agents may reasonably request.

                  e. The Company will comply with all the undertakings contained in the Registration Statement.

                  f. Prior to the sale of the Shares and the Selling Shareholder Shares to the Investors, the Company and the Selling Shareholder will cooperate with the Placement Agents and their counsel in connection with the registration or qualification of the Shares and the Selling Shareholder Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agents may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  g. During the period of five years commencing on the Effective Date, the Company will furnish to the Placement Agents copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Placement Agents a copy of each annual or other report it shall be required to file with the Commission.

                  h. The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the 1933 Act (including Rule 158 of the 1933 Act Regulations).

                  i. Neither the Company nor the Selling Shareholder will, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Shares or the Selling Shareholder Shares.

                  j. The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds."

                  k. The Selling Shareholder will deliver to the Placement Agents and the Escrow Agent prior to or on the effective date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

      You may waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

            6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any registration statement filed pursuant to Rule 462(b), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company, (2) the preparation and delivery of certificates representing the Shares, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may reasonably be requested for use in connection with the direct placement of the Shares and the Selling Shareholder Shares, (4) the listing of the Common Stock on the NNM, (5) any filings required to be made by the Placement Agents with the NASD and the registration or qualification of the Shares and the Selling Shareholder Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the reasonable fees, disbursements and other charges of counsel to the Placement Agents in connection therewith, up to a maximum of $10,000, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (6) fees, disbursements and other charges of counsel to the Company and (7) the fees of the Escrow Agent. The Company shall reimburse the Placement Agents for all their travel expenses, reasonable legal fees, disbursements and other charges and other out-of-pocket expenses incurred in connection with the engagement hereunder, up to a maximum of $150,000, regardless of whether or not the placement of the Shares is consummated as contemplated hereby.

      If, within three months after the termination of this Agreement, the Company shall sell any shares of Common Stock to investors previously identified and/or contacted by the Placement Agents in their capacity as such hereunder, then the Company shall pay the Placement Agents, at the time of each such sale, an amount equal to the Placement Fee with respect to the gross proceeds to the Company from each such sale; provided, however, that if any sale which would give rise to the Company's obligation to pay the Placement Fee to the Placement Agents pursuant to this paragraph also gives rise to the Company's obligation to pay fees to Vector Securities International, Inc. pursuant to that certain letter agreement dated May 27, 1997 (the "Letter Agreement"), then the only fees which shall be payable by the Company shall be paid pursuant to such Letter Agreement and not pursuant to this paragraph.

            7. Conditions of the Obligations of the Placement Agents. The obligations of the Placement Agents hereunder are subject to the following conditions:

                  a. Notification that the Registration Statement has become effective shall be received by the Placement Agents not later than 5:30 p.m., Chicago time, on the date of this Agreement or at such later date and time as shall be consented to by the Placement Agents and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                  b. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares and the Selling Shareholder Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agents and the Placement Agents did not object thereto in good faith, and the Placement Agents shall have received certificates, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                  c. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor the Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agents any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares to Investors at the public offering price.

                  d. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiary or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling decision or finding would have a Material Adverse Effect.

                  e. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                  f. The Placement Agents shall have received:

                        i) The favorable opinion, dated as of the Closing Date, of Heller Ehrman White & McAuliffe, counsel for the Company, in form and substance satisfactory to counsel for the Placement Agents, to the effect that:

                        (a) The Company and the Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation.

                        (b) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the Escrow Agreement.

                        (c) To their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, financial condition or results of operations.

                        (d) The number of shares of authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus), and the shares of issued and outstanding capital stock of the Company, including the Common Stock, have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of or are not otherwise subject to any preemptive rights set forth in the Articles or Bylaws of the Company, or to their knowledge and information, other similar rights, and all offers and sales of the Company's capital stock since November, 1992 were at all relevant times exempt from the registration or qualification requirements of the 1933 Act and were duly registered or the subject of an available exemption from the registration or qualification requirements of the securities or Blue Sky laws of the various states.

                        (e) The Shares to be issued and sold by the Company to the Investors pursuant to this Agreement have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; and the issuance of the Shares is not subject to preemptive or, to their knowledge and information, other similar rights.

                        (f) To their knowledge and information, except as described in the Prospectus, there are no outstanding options, warrants or other rights granted to or by the Company to purchase shares of capital stock or other securities of the Company or the Subsidiary and there are no commitments, plans or arrangements to issue any shares of capital stock or other securities.

                        (g) This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Company.

                        (h) The form of certificate used to evidence each of the Shares and the Selling Shareholder Shares is in due and proper form and complies with all applicable statutory requirements.

                        (i) The information in the Prospectus or in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 incorporated by reference in the Prospectus under "Risk Factors," "Business --Legal Proceedings," "Description of Capital Stock" to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                        (j) To their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, deeds, trusts, notes, leases, subleases, voting trusts, voting agreements or other instruments or agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct; and to the best of their knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting trust, voting agreement or other instrument or agreement of the Company or the Subsidiary which is filed as an exhibit under item 10 of item 601 of Regulation S-K in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                        (k) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Shares and the Selling Shareholder Shares to the Investors, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws or such as may be required by the NASD; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, deed, trust, lease, sublease, voting trust, voting agreement or other instrument or agreement to which the Company or the Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or the Subsidiary, or any applicable statute, law, rule, regulation, ordinance, code, decision, directive or order.

                        (l) Neither the execution and delivery nor the performance of the Underwriting Agreement by the Company (i) conflicts with any provision of the Restated Articles of Incorporation or Bylaws of the Company, (ii) violates any law applicable to the Company (except with respect to laws related to patents, proprietary rights and all laws, rules and regulations administered by or under the jurisdiction of the United States Food and Drug Administration, with respect to which we express no opinion), or (iii) results in a breach or violation of, or constitutes a default under, any term of any agreement or instrument filed as an exhibit to the Registration Statement or filed as an exhibit to the 1995 Form 10-K, or of any order, writ or decree, of which we have knowledge, of any court, governmental agency or body.

                        (m) To their knowledge and information, there are no proceedings, pending or threatened before any regulatory body or agency, which if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                        (n) Except as described in the Prospectus and which have all been waived as required, to their knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                        (o) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                        (p) To their knowledge and information, the Company is in compliance with, and conducts its respective businesses in conformity with, all applicable laws and regulations relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a Material Adverse Effect.

                        (q) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto or the Term Sheet, pursuant to Rule 424(b) and if applicable, Rule 434, has been made in the manner and within the time period required; and to their best knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the 1933 Act.

                        ii) The favorable opinion, dated as of the Closing Date, of Hyman, Phelps & McNamara, P.C., regulatory counsel to the Company, in form and substance satisfactory to counsel for the Placement Agents to the effect that:

                        (a) The information in the Prospectus under the captions "Risk Factors--U.S. Government Regulations," "Risk Factors--Dependence on Suppliers," "Business--Government Regulation," "Prospectus Summary," and "Business," insofar as they constitute summaries of Food and Drug Administration ("FDA") regulatory provisions in general, have been reviewed by us and are correct in all material respects and fairly and correctly present the material information called for with respect thereto.

                        (b) We have not conducted any investigation of the facts and our representation of Thoratec on FDA issues has been limited to a single FDA matter. We have reviewed the Registration Statement, and nothing has come to our attention that leads us to believe that, with respect to matters pending before the FDA, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Placement Agents by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Placement Agents for such use) or at the Closing Date or Option Closing Date (as such terms are defined in the Placement Agency Agreement), as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact relating to matters pending before the FDA necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        iii) The favorable opinion, dated as of the Closing Date of Fish & Richardson P.C., special patent counsel to the Company, in form and substance satisfactory to counsel for the Placement Agents to the effect that:

                        (a) The information in the Prospectus contained under the headings "Risk Factors--Patents and Protection of Proprietary Technology" and "Business--Patents" to the extent that it constitutes description of legal matters or summaries of legal matters, documents or proceedings, has been reviewed by us and is correct in all material respects and it fairly and correctly presents the information presented therein.

                        (b) To our knowledge, there are no pending legal or governmental proceedings, or allegations on the part of any person of infringement by the Company of patents, trade secrets, trademarks, service marks, or copyrights of others, nor to our knowledge, has any threat been communicated to the Company that such proceedings threatened or contemplated. To our knowledge, the Company is not infringing any patents, trademarks, service marks, copyrights or violating any trade secrets of others. We conducted an infringement search of the Patent and Trademark Office (the "PTO") patent records in the subject matter areas of biomaterials and arterial grafts, and we reviewed the patents uncovered in the search. We have not reviewed the prosecution files and make no opinion as to such files. To our knowledge, no person is infringing or otherwise violating any of the Company's patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company in a way which could materially affect the use thereof by the Company.

                        (c) To our knowledge, the Company owns or possesses sufficient licenses or other rights to use of all patents, trade secrets, trademarks, service marks or other proprietary information or know-how described in the above-identified headings of the Prospectus necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

                        (d) With respect to the United States patents and patent applications to biomaterials, MVAD and grafts identified in the heading "Business--Patents" in the Prospectus, the Company is listed in the records of the United States Patent and Trademark Office ("PTO") as the sole assignee of record in each of the relevant patents and applications listed in the attached Schedule I, except that U.S. Patent No. 5,443,504 is assigned to Donald Hill and U.S. Patent No. 4,222,127 is assigned to Donachy and Pierce. Additionally, U.S. Patent Nos. 5,235,003 and 4,731,073 are solely assigned to the Company by virtue of assignments recorded in their respective parent applications, therefore there are no assignments in the PTO recorded on these patents. To our knowledge, there are no asserted claims of any person relating to the scope of or to the ownership of the patents or applications, nor to our knowledge has any unasserted claim relating to such scope or ownership been communicated to the Company. To our knowledge, there are no outstanding liens which have been filed in the PTO against the patents or applications in Schedule I, except as listed. There are no material defects of form in the preparation or filing of the applications which we have reviewed. A list of the applications which we have reviewed is attached as Schedule II. These applications are being diligently prosecuted and no application has been finally rejected. None of these applications is abandoned.

                        (e) To our knowledge, according to our files of the foreign patents listed in Schedule I, the Company is listed as the sole assignee of record.

                        (f) To our knowledge, there are no asserted claims of any persons relating to the scope or ownership of the foreign patents in
      Schedule I nor, to our knowledge, has any unasserted claim relating to such scope or ownership been communicated to the Company. To our knowledge, there are no material defects of form in the preparation or filing of the foreign applications. The foreign applications have completed prosecution, and issued as patents indicated in Schedule I.

                        (g) The Company is the exclusive licensee in fields of use respectively specified in the license with Goldschmidt AG dated March 29, 1989, and in the license with J. Donachy and W. Pierce, dated October 18, 1993, of the United States patent and foreign patent and patent applications in Schedule III. With your permission, we assume the validity of the signatures and proper authorization of the signatures to such licenses. To our knowledge, such licenses are duly executed, validly binding and enforceable in accordance with their terms and the Company is not in default of any material provision of such license. To our knowledge, there are no asserted claims of any persons relating to the scope or ownership of the foreign patents or foreign applications in
      Schedule III.

                        (h) To our knowledge, and upon inquiry of the Company, all relevant prior art references known to the Company or its counsel in the prosecution of the U.S. patents and applications in Schedules I and II as "prosecuted by us" were disclosed to the PTO and to our knowledge and upon inquiry of the Company, neither we nor the Company made any misrepresentation to or concealed any material fact from the PTO during such prosecution.

                        (i) Upon inquiry of the Company, the Company takes security measures adequate to assert trade secret protection in its non-patented technology. On inquiry of the Company, the agreements executed by the Company's employees, consultants and other advisors respecting trade secrets, confidentiality, or intellectual property rights appear to be valid, binding and enforceable in accordance with their terms.

                        (j) We are not aware of any other matter that leads us to believe that, with respect to licenses, patents, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company which are the subject of the foregoing opinion, the registration statement, at the time it became effective, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as of its date, unless the term "Prospectus" refers to a prospectus which has been provided to the Placement Agents by the Company for use in connection with the offering of the securities which differs from the Prospectus on file with the Commission at the time the registration statement becomes effective, in which case at the time it is first provided to the Placement Agents for such use or at the closing date or the optional closing date, as the case may be), included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

                        iv) The favorable opinion, dated as of the Closing Date, of Baker & Botts, LLP, special patent counsel to the Company, in form and substance satisfactory to counsel for the Placement Agents, to the effect that:

                        (a) The information in the Prospectus insofar as it relates to the MVAD Patents, contained under the headings "Risk Factors-- Patents and Protection of Proprietary Technology" and "Business--Patents and Proprietary Rights," and to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by the Firm and is correct in all material respects and correctly describes the information called for with respect thereto. Two U.S. patents (5,443,504 ("'504 Patent") to Hill and 5,344,385 ("'385 Patent") to Buck et al.) have issued and three U.S. patent applications are currently pending that relate to the MVAD technology. The '385 Patent was issued with the Company as assignee of record. The '504 Patent was issued in the name of John D. Hill. The '504 Patent covers (with apparatus and method of use claims) the overall design of an MVAD system, while the '385 Patent covers an access port/valve assembly used with the energy conversion part of the MVAD system.

                        (b) To the best of the Firm's knowledge, there are no pending legal or governmental proceedings (other than those associated with the pending Applications in the U.S. Patent and Trademark Office), or allegations on the part of any person of infringement, relating to the MVAD Patent rights of the Company nor, to the best of the Firm's knowledge, have any such proceedings been threatened or contemplated.

                        (c) To the best of the Firm's knowledge, the MVAD Applications (defined on Schedule IV hereto), as to form, were filed in compliance with the Rules and Regulations governing United States patent applications, the pending MVAD Applications are being prosecuted in accordance with normal practices and none of the pending MVAD Applications have been finally rejected or abandoned. To the best of the Firm's knowledge, there are no asserted or unasserted claims of any persons relating to the ownership of the MVAD Patents or MVAD Applications (except that U.S. Patent No. 5,443,504 is owned by John D. Hill) and there are no liens which have been filed in the U.S. Patent and Trademark Office against any of the MVAD Patents or the MVAD Applications.

                        (d) To the best of the Firm's knowledge, all pertinent prior art references known to the Firm during the prosecution of the MVAD Patents and the MVAD Applications were disclosed to the U.S. Patent and Trademark Office and, to the best of the Firm's knowledge, the Firm has complied with the duty of candor in the dealings with the U.S. Patent and Trademark Office during such prosecution.

                        (e) Having due regard to the limited nature of our engagement, nothing has come to our attention that leads us to believe that the Company does not have a reasonable expectation that the MVAD Applications will eventually result in issued patents, or that any patents issued in respect of any such Applications will not be valid or will not afford the Company reasonable patent protection relative to the subject matter thereof.

                v) In giving their opinions required by subsection (f)(i) of this Section 7, Heller Ehrman White & McAuliffe shall additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Placement Agents by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Placement Agents for such use) or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            g. At the time of the execution of this Agreement, the Placement Agents shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Placement Agents, to the effect that
(i) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations, (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement or (B) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the June 30, 1997 balance sheet included in the Registration Statement or, during the period from June 30, 1997 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause(iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Placement Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter.

            h. The Placement Agents shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Date.

            i. At the Closing Date, there shall be furnished to the Placement Agents a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the company, in form and substance satisfactory to the Placement Agents, to the effect that:

                  i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                  ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                  iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                  iv) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission.

                  v) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company or the Subsidiary, except as set forth in or contemplated by the Prospectus.

                  j. The Shares and the Selling Shareholder Shares shall be qualified for sale in such states as the Placement Agents may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

                  k. The Shares shall have been authorized for quotation on the NNM.

                  l. Counsel for the Placement Agents shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Placement Agents and counsel for the Placement Agents. Any certificate or document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to each of you as to the statements made therein and such statements are true and correct except where the inaccuracy of such statements alone or in the aggregate would not have a Material Adverse Effect.

                  m. The Selling Shareholder shall have furnished to the Placement Agents such certificates, in addition to those specifically mentioned herein, as the Placement Agents may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus regarding the Selling Shareholder, as to the accuracy at the Closing Date of the representations and warranties of the Selling Shareholder as to the performance by the Selling Shareholder of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agents.

            8.    Indemnification.

                  a. The Company shall indemnify and hold harmless the Placement Agents and the Selling Shareholder, the directors, officers, employees and agents of the Placement Agents and the Selling Shareholder and each person, if any, who controls the Placement Agents or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Placement Agents. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Placement Agents or the Selling Shareholder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agents or the Selling Shareholder or any person who controls such Placement Agents or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agents and the Selling Shareholder and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  b. The Selling Shareholder shall indemnify and hold harmless the Placement Agents and the Company, the directors, officers, employees and agents of the Placement Agents and the Company and each person, if any, who controls the Placement Agents or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement, or arise out of or are based upon the inaccuracy of any representation made by the Selling Shareholder herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Selling Shareholder will not, without the prior written consent of the Placement Agents or the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agents or the Company or any person who controls such Placement Agents or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agents and the Company and each such controlling person from all liability arising out of such claim, action, suit or proceeding. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Placement Agents. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have. The liability of the Selling Shareholder under this section shall be limited to an amount equal to the aggregate offering price of the shares sold by the Selling Shareholder to the Investors. The Company and the Selling Shareholder may agree, as among themselves and without limiting the rights of the Placement Agents under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  c. Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by, or otherwise prejudices, the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be paid by the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and demand delivered therefor. No indemnifying party will, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the indemnified parties are parties to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  d. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholder or the Placement Agents, the Company, the Selling Shareholder and the Placement Agents will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agents such as persons who control the Company within the meaning of the 1933 Act or the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Selling Shareholder and the Placement Agents may be subject in proportion to the relative benefits received by the Company, the Selling Shareholder and the Placement Agents and the relative fault of the Company, the Selling Shareholder and the Placement Agents, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative benefits received by the Company, the Selling Shareholder and the Placement Agents shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company and the Selling Shareholder as set forth in the table on the cover page of the Prospectus bear to the fee received by the Placement Agents hereunder. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Placement Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Placement Agents shall not be required to contribute any amount in excess of the fee received by it under this Agreement, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the 1933 Act or the 1934 Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

            9.    Termination.

                  a. The obligations of the Placement Agents under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agents, without liability on the part of the Placement Agents to the Company if, prior to delivery and payment for the Shares, in the sole judgment of the Placement Agents (i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the NNM,
(ii) trading in securities generally on the New York Stock Exchange or the NNM shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority,
(iii) a general banking moratorium shall have been declared by Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agents, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

                  b. The obligations of the parties under this Agreement shall be automatically terminated in the event that the Requisite Funds have not been deposited by the Investors into the Escrow Account by the close of business on the date scheduled for the Closing.

            10. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 2023 8th Street, Berkeley, California 94710-2090, Attention: President or (b) if to the Placement Agents, at the office of Vector Securities International, Inc., 1751 Lake Cook Road, Suite 350, Deerfield, Illinois 60015, Attention: Marina Bozilenko or (c) if to the Selling Shareholder, at the office of Sulzer Intermedics, Inc., 4000 Technology Drive, Angleton, Texas 77515, Attention:
Lawrence H. Panitz. Any such notice shall be effective only upon receipt. Any notice under Section 8 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

            11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Placement Agents set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agents or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            12. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agents, the Selling Shareholders, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (e) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agents and any person or persons who control the Placement Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and (ii) the indemnification and contribution contained in Sections 8(b) and (e) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act. No Investor shall be deemed a successor because of such purchase.

            13. Headings. Section headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

            14. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Selling Shareholders and the Placement Agents.

            15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATIONS OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

            16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, the Selling Shareholder and the Placement Agents in accordance with its terms.


                                    Very truly yours,

                                    THORATEC LABORATORIES CORPORATION



                                    By:
                                          -----------------------------
                                          Name:
                                          Title:


                                    SULZER INTERMEDICS, INC.



                                    By:
                                          -----------------------------
                                          As Attorney-in-Fact for the
                                          Selling Shareholder


The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

VECTOR SECURITIES INTERNATIONAL, INC.
CRUTTENDEN ROTH INCORPORATED
By: Vector Securities International, Inc.


By:
    -----------------------------------
    Name:
    Title:

                                    EXHIBIT A


                                ESCROW AGREEMENT

                                      With

                                 CITIBANK, N.A.


      ESCROW AGREEMENT, dated as of October __, 1997, by and among THORATEC LABORATORIES CORPORATION, a California corporation (the "Company"), SULZER INTERMEDICS, INC. (the "Selling Shareholder"), VECTOR SECURITIES INTERNATIONAL, INC. and CRUTTENDEN ROTH, INCORPORATED (the "Placement Agents"), and CITIBANK, N.A., a national banking institution incorporated under the laws of the United States of America (the "Escrow Agent").

      WHEREAS, the Company proposes to sell 1,500,000 shares of its Common Stock and the Selling Shareholder proposes to sell 500,000 shares of Common Stock of the Company (together, the "Securities") all as described in the Company's Prospectus dated October __, 1997, (the "Prospectus"), under a Registration Statement on Form S-3 (File No. 333-36685), at $_____ per share;

      WHEREAS, the Securities are being offered to investors by the Placement Agents, pursuant to registration under the Securities Act of 1933, as amended, and pursuant to registration or exemptions from registration under state securities laws;

      WHEREAS, the offering of the Securities will terminate on _______ __, 1997 (the "Final Closing Date") and, if acceptable subscriptions for the Securities have not been received by the Company on or before the Final Closing Date, no Securities will be sold and all payments made by subscribers will be refunded by the Escrow Agent with interest earned thereon, if any; and

      WHEREAS, with respect to all subscription payments received from subscribers, the Company proposes to establish an escrow account with the Escrow Agent at the office of its Escrow Administration, 120 Broadway, 2nd Floor, New York, New York 10271.

      NOW THEREFORE, it is agreed as follows:

      1. Establishment of Escrow. The Escrow Agent hereby agrees to receive and disburse the proceeds from the offering of the Securities and any interest earned thereon in accordance herewith.

      2. Deposit of Escrowed Property. The Placement Agents, on behalf of the subscribers for Securities, shall from time to time, but in no event later than 12:00 noon on the date following the date of receipt by the Placement Agents, cause to be wired to or deposited with, or cause the subscribers for the Securities to wire to or deposit with, the Escrow Agent funds or checks of the subscribers delivered in payment for Securities (the "Escrowed Property"). Any checks delivered to the Escrow Agent pursuant to the terms hereof shall be made payable to or endorsed to the order of the Escrow Agent for the account of the Company. The Escrow Agent upon receipt of such checks shall present such checks for payment to the drawee-bank under such checks. Any checks not honored by the drawee-bank thereunder after the first presentment for payment shall be returned to the Placement Agent, on behalf of the subscriber, in the same manner notices are delivered pursuant to Section 6. Upon receipt of funds or checks from the Placement Agents, the Escrow Agent shall credit such funds and the amount of such checks to a non-interest-bearing account (the "Escrow Account") held by the Escrow Agent. If following the credit of the amount of any check to the Escrow Account such check is dishonored, the Escrow Agent, if such dishonored check amount shall have been invested pursuant to Section 3, shall liquidate to the extent of such dishonored check amount such investments and debit the Escrow Account for the amount of such dishonored check plus, if any, the amount of interest and other income earned with respect to any investment of such dishonored check amount.

      3. Investment of Escrowed Property. The Escrow Agent on the second business day ("business day" defined for purposes of this Escrow Agreement as any day which is not a Saturday, a Sunday or a day on which banks or trust companies in the City and State of New York are authorized or obligated by law, regulation or executive order to remain closed) succeeding (unless such deposit is made in federal or other immediately available or "same day" funds, in which case, on the business day next succeeding) the credit of any subscription proceeds to the Escrow Account pursuant to Section 2 and until release of such proceeds in accordance with the terms hereof, shall invest such proceeds in a Citibank Money Market Deposit Account, pursuant to Rule 15c2-4 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, in accordance with the terms set forth on Exhibit A hereto (made a part of this Escrow Agreement as if herein set forth). The Escrow Agent shall in no event be liable for any loss resulting from any change in interest rates applicable to proceeds invested pursuant to this Section. Interest on proceeds invested pursuant to this Section shall accrue from the date of investment of such proceeds until the termination of such investment pursuant to the terms hereof and shall be paid as set forth in
Section 5. The parties recognize that in authorizing the Escrow Agent to invest principal and income cash balances held as Escrowed Property into money market instruments or deposits that are obligations of Citibank or related entities, in addition to the fees provided for herein, the Escrow Agent or a related entity may also benefit or profit from the use of such obligations. The parties hereby authorize the receipt of such benefit or profit and expressly waive any special computation or accounting. The Escrow Agent hereby agrees to provide the parties with periodic statements describing such obligations and reporting the interest earned thereon so that the parties may review and evaluate the transactions effected by the Escrow Agent pursuant to this authorization.

      4. List of Subscribers. The Placement Agents shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds or checks pursuant to Section 2, a list, substantially in the form of Exhibit B hereto, containing the name of, the address of, number of Securities subscribed for by, the subscription amount delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number, if applicable, of, each subscriber whose funds are being deposited, and to which is attached a completed W-9 form (or, in the case of any subscriber who is not a United States citizen or resident, a W-8 form) for each listed subscriber. The Escrow Agent shall notify the Placement Agents, the Company and the Selling Shareholder of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 4 and the subscription amounts received by the Escrow Agent. The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 5.

      5. Withdrawal of Subscription Amounts. (a) If the Escrow Agent shall receive a notice, substantially in the form of Exhibit C hereto (an "Offering Termination Notice"), from the Company, the Escrow Agent shall (i) promptly after receipt of such Offering Termination Notice and the clearance of all checks received by the Escrow Agent as Escrowed Property, liquidate any investments that shall have been made pursuant to Section 3 and send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 4 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 5, in the manner set forth in paragraph (d) of this Section 5, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow Agent as set forth on such list held by the Escrow Agent, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to
Section 3 were terminated pursuant to this paragraph, send, in the manner set forth in paragraph (d) of this Section 5, a check to the order of each such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's funds. The Escrow Agent shall notify the Company, the Selling Shareholder and the Placement Agents of the distribution of such funds to the subscribers.

            (b) In the event that (i) the Securities have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Final Closing Date and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company, the Selling Shareholder and the Placement Agents from time to time may deliver to the Escrow Agent a joint notice, substantially in the form of Exhibit D hereto (a "Closing Notice"), designating the date on which Securities are to be sold and delivered to the subscribers thereof (the "Closing Date"), which date shall not be earlier than the clearance of any checks received by the Escrow Agent as Escrowed Property, the proceeds of which are to be distributed on such Closing Date, and identifying the subscribers and the number of Securities to be sold to each thereof on such Closing Date. Such Closing Notice, unless the parties otherwise agree, shall be delivered not less than two (2) nor more than seven (7) business days prior to such Closing Date. The Escrow Agent, after receipt of such Closing Notice and the clearance of such checks:

                  (i) on or prior to the Closing Date identified in such Closing Notice, shall liquidate any investments that shall have been made pursuant to Section 3 to the extent of the subscription amount to be distributed pursuant to the immediately succeeding clause (ii);

                (ii) on such Closing Date, pay to the Company, the Selling Shareholder and the Placement Agents, in federal or other immediately available funds and otherwise in the manner specified by the Company in such Closing Notice, an amount equal to the aggregate of the subscription amounts paid by the subscribers identified in such Closing Notice for the Securities to be sold on such Closing Date as set forth on the list held by the Escrow Agent pursuant to Section 4; and

               (iii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to
      Section 3 were terminated pursuant to such Closing Notice, shall send, in the manner set forth in paragraph (d) of this Section 5, a check to the order of each subscriber identified in such Closing Notice in the amount of interest and other income earned and not yet paid with respect to any investment of each such subscriber's funds distributed on such Closing Date. At the time of such transfer, the Escrow Agent shall identify in writing to the Company, the Selling Shareholder and the Placement Agents the amount of the interest earned for the account of each subscriber and the date such subscription was received.

            (c) If at any time and from time to time prior to the release of any subscriber's total subscription amount pursuant to paragraph (a) or (b) of this
Section 5 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit E hereto (a "Subscription Termination Notice"), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a "Rejected Subscription"), the Escrow Agent
(i) promptly after receipt of such Subscription Termination Notice and, if such subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, shall liquidate, to the extent of the sum of such subscriber's Rejected Subscription amount as set forth in the Subscription Termination Notice, any investments that shall have been made pursuant to
Section 3 and send to such subscriber, in the manner set forth in paragraph (d) of this Section 5, a check to the order of such subscriber in the amount of such Rejected Subscription amount, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to this paragraph, shall send to such subscriber, in the manner set forth in paragraph (d) of this Section 5, a check to the order of such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's Rejected Subscription amount. At the time of such transfer, the Escrow Agent shall identify in writing to the Company, the Selling Shareholder and the Placement Agent the amount of the interest earned for the account of each subscriber and the date such subscription was received.

            (d) On a date following the transfer of any interest earned for the account of each subscriber pursuant to Section 5(a), (b) or (c), but not later than February 15, 1998, the Escrow Agent shall provide each subscriber with tax form 1099 setting forth the amount of such interest.

            (e) For the purposes of this Section 5, any check that the Escrow Agent shall be required to send to any subscriber shall be sent to such subscriber by first class mail, postage prepaid, at such subscriber's address furnished to the Escrow Agent pursuant to Section 4.

      6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand or (b) sent by mail, registered or certified, with proper postage prepaid, and addressed as follows:

            if to the Company, to:

            Thoratec Laboratories Corporation
            2023 8th Street
            Berkeley, California 94710-2090
            Attention:  President

            with a copy to:

            Heller, Ehrman, White & McAuliffe
            525 University Avenue, Suite 1100
            Palo Alto, California 94301
            Attention:  August J. Moretti


            if to the Selling Shareholder, to:

            Sulzer Intermedics, Inc.
            4000 Technology Drive
            Angleton, Texas 77515
            Attention:  Lawrence H. Panitz

            if to the Placement Agents to:

            Vector Securities International, Inc.
            1751 Lake Cook Road, Suite 350
            Deerfield, Illinois 60015
            Attention:  ____________________

            and

            Cruttenden Roth, Incorporated
            11150 Santa Monica Blvd., Suite 750
            Los Angeles, California 90025
            Attention:  ____________________

            with a copy to:

            Stroock & Stroock & Lavan LLP
            180 Maiden Lane
            New York, New York 10038
            Attention:  James R. Tanenbaum, Esq.

            if to the Escrow Agent, to:

            Citibank, N.A.
            120 Broadway, 2nd Floor
            New York, New York  10271
            Attention:  Barbara McMahon

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. All such notices and communications, if mailed, shall be effective when deposited in the mails, except that notices and communications to the Escrow Agent and notices of changes of address shall not be effective until received.

      7. Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Company, the Selling Shareholder and the Placement Agents that:

            (a) The Escrow Agent shall not be under any duty to give the Escrowed Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

            (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

            (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such negligence or misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from negligence or misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delays.

            (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

            (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

            (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certifications.

      This paragraph (f) and paragraph (c) of this Section 7 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

            (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

            (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

            (i) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Company, the Selling Shareholder and the Placement Agents or at any time may resign by giving written notice to such effect to the Company, the Selling Shareholder and the Placement Agents. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Property safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or any enforceable order of a court of competent jurisdiction.

            (j) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

            (k) In the event of any disagreement among or between the other parties hereto and/or the subscribers of the Securities resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto and consented to by the subscribers directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.

            (l) As consideration for its agreement to act as Escrow Agent as herein described, the Company agrees to pay the Escrow Agent $5,000. In addition, the Company agrees to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).

            (m) All parties hereto irrevocably (i) submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defense of an inconvenient forum. The other parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

            (n) No printed or other matter in any language (including, without limitation, the Prospectus, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Prospectus.

      8. Miscellaneous. (a) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives, and the subscribers of the Securities and shall not be enforceable by or inure to the benefit of any other third party except as provided in paragraph (i) of Section 7 with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

            (b) This Escrow Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to its rules as to conflicts of law).

            (c) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto and consented to by the subscribers of the Securities adversely affected by such modifications. No waiver hereunder shall be effective unless in a writing signed by the party to be charged.

            (d) This Escrow Agreement shall terminate upon the payment pursuant to Section 5 of all amounts held in the Escrow Account.

            (e) The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections are to Sections contained herein.

            (f) This Escrow Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

      IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.


                        THORATEC LABORATORIES CORPORATION



                        By:
                           -------------------------------------------
                            Name:
                            Title:


                        SULZER INTERMEDICS, INC.



                        By:
                           -------------------------------------------
                              Name:
                              Title:


                        VECTOR SECURITIES INTERNATIONAL, INC.
                        CRUTTENDEN ROTH, INCORPORATED
                        By:   Vector Securities International, Inc.



                        By:
                           -------------------------------------------
                            Name:
                            Title:



                        CITIBANK, N.A.


                        By:
                           -------------------------------------------
                            Name:
                            Title:

                                   EXHIBIT A

                Citibank Insured Money Market Deposit Accounts


      Deposits/Withdrawals may be made to the Citibank Money Market Deposit Account ("MMDA") established under the Escrow Agreement to which this Exhibit is attached only through the Escrow Account. All transaction and balance reporting of the MMDA will be included as part of the Escrow Account Statement. Activity in the MMDA will be reflected as the equivalent of dollars on deposit in a Citibank Money Market Deposit Account. Deposits/Withdrawals to the MMDA will be made only as permitted by the Escrow Agreement to which this Exhibit is attached. The MMDA has certain regulatory restrictions as well as some minimum requirements:

      1. By regulation, Citibank, N.A. is required to reserve the right to require seven days' prior notice of any withdrawals of funds from an account; provided, however, that, if Citibank, N.A. elects to exercise its right to require seven days' prior notice, it shall exercise such right as to all such accounts established.

      2. Rates will be determined by Citibank, N.A. and can be determined by calling your custody account officer.

      3. Balances up to $100,000 (total on deposit at Citibank, N.A.) are FDIC-insured.

                                    EXHIBIT B
                            SUMMARY OF CASH RECEIVED
                             NEW PARTICIPANT DEPOSIT

                                                                                            Date:_______________
Deposit Date:                                                                        List Number:_______________
Investment Date:                                                                      Page     of_______________
Batch Number:                                                                        Approved By:_______________
                                                                                            JOB#:_______________
            For Bank use only

TITLE:
---------------------------------------------------------------------------------------------------------
                            |               | NUMBER OF   |               |TAX ID NO./  |                | FOR BANK
        NAME                |   DEPOSIT     |   SHARES    |   ADDRESS     |SOC.SEC. NO. |                | USE ONLY  |  |
----------------------- ------------ ----------- -------------------------- ----------- -----------------
                            |               |             |               | TAX CODE
                            |               |             |               |                |             | EXEMPT(Y/N)
                            |               |             |               |                |             | W-9(YR) NRA
                            |               |             |               |                |             | W-8(YR)
                            |               |             |               |                |             | 1008(87)
                            |               |             |               |                |             |
----------------------------------------------------------------------------------------------------------
Broker          Misc.       |               |             |               | Misc. II       | Misc. III | TAX CODE
                            |               |             |               |                |             | EXEMPT(Y/N)
                            |               |             |               |                |             | W-2(YR) NRS
                            |               |             |               |                |             | W-8(YR)
                            |               |             |               |                |             | 1008(87)
                            |               |             |               |                |             |
----------------------------------------------------------------------------------------------------------
Broker          Misc.       |               |             |               | Misc. II       | Misc. III | TAX CODE
                            |               |             |               |                |             | EXEMPT(Y/N)
                            |               |             |               |                |             | W-2(YR) NRS
                            |               |             |               |                |             | W-8(YR)
                            |               |             |               |                |             | 1008(87)
                            |               |             |               |                |             |
----------------------------------------------------------------------------------------------------------
Broker          Misc.       |               |             |               | Misc. II       | Misc. III | TAX CODE
                            |               |             |               |                |             | EXEMPT(Y/N)
                            |               |             |               |                |             | W-2(YR) NRS
                            |               |             |               |                |             | W-8(YR)
                            |               |             |               |                |             | 1000(87)
                            |               |             |               |                |             |
----------------------------------------------------------------------------------------------------------
Broker         Misc.        |               |             |               | Misc. II       | Misc. III |
                            |               |             |               |                |             |


                                   EXHIBIT C


                     [Form of Offering Termination Notice]



Citibank, N.A.
120 Broadway, 2nd Floor
New York, New York 10271
Attention:  Mr. James H. Mack,
              Vice President

Dear Mr. Mack:

      Pursuant to Section 5(a) of the Escrow Agreement dated as of October __, 1997 (the "Escrow Agreement") among Thoratec Laboratories Corporation (the "Company"), Sulzer Intermedics, Inc., Vector Securities International, Inc. and Cruttenden Roth, Inc., and you, the Company hereby notifies you of the termination of the offering of the Securities (as that term is defined in the Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 5(a) of the Escrow Agreement.

                                    Very truly yours,

                                    THORATEC LABORATORIES CORPORATION



                                    By:
                                       ---------------------------
                                       Name:
                                       Title:

                                    EXHIBIT D

                            [Form of Closing Notice]
                                                                          [Date]
Citibank, N.A.
120 Broadway, 2nd Floor
New York, New York 10271
Attention:  Mr. James H. Mack, Vice President

Dear Mr. Mack:

      Pursuant to Section 5(b) of the Escrow Agreement dated as of October __, 1997 (the "Escrow Agreement") among Thoratec Laboratories Corporation (the "Company"), Sulzer Intermedics, Inc., Vector Securities International, Inc. and Cruttenden Roth, Inc., and you, the Company hereby certifies that it has received subscriptions for the Securities (as that term is defined in the Escrow Agreement) and the Company will sell and deliver Securities to the subscribers thereof at a closing to be held on __________, 1997 (the "Closing Date"). The names of the subscribers concerned, the number of Securities subscribed for by each of such subscribers and the related subscription amounts are set forth on the schedule annexed hereto.

      We hereby request that the aggregate subscription amount be paid to the Placement Agents and us as follows:

            [To be inserted].

                        Very truly yours,


                        THORATEC LABORATORIES CORPORATION


                        By:
                           -------------------------------------------
                            Name:
                            Title:


                        SULZER INTERMEDICS, INC.


                        By:
                           -------------------------------------------
                              Name:
                              Title:

                        VECTOR SECURITIES INTERNATIONAL, INC.
                        CRUTTENDEN ROTH, INCORPORATED
                        By:   Vector Securities International, Inc.


                        By:
                           -------------------------------------------
                            Name:
                            Title::

                                    EXHIBIT E


                    [Form of Subscription Termination Notice]



Citibank, N.A.
120 Broadway, 2nd Floor
New York, New York  10271
Attention:  Mr. James H. Mack,
              Vice President

Dear Mr. Mack:

      Pursuant to Section 5(c) of the Escrow Agreement dated as of October __, 1997 (the "Escrow Agreement") among Thoratec Laboratories Corporation (the "Company"), Sulzer Intermedics, Inc., Vector Securities International, Inc. and Cruttenden Roth, Inc. and you, the Company hereby notifies you that the following subscription(s) have been rejected:

                                          Amount of Subscribed
Name of Subscriber(s)                       Securities Rejected
---------------------                     ---------------------

                                          $



                                    Very truly yours,

                                    THORATEC LABORATORIES CORPORATION



                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT B

List of persons from whom Lock Up Letters were received:

Christy W. Bell
Thomas E. Burnett, Jr.
Howard E. Chase
J. Daniel Cole
David J. Farrar
D. Keith Grossman
Cheryl D. Hess
J. Donald Hill
William M. Hitchcock
James R. McGoogan
Donald A. Middlebrook
Daniel M. Mulvena
Joseph G. Sharpe
Bradley Resources Company
COBE Laboratories, Inc.
Sulzer Intermedics, Inc.

                                  ATTACHMENT A


Vector Securities International, Inc.
1751 Lake Cook Road, Suite 350
Deerfield, Illinois  60015

Cruttenden Roth, Inc.
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Ladies and Gentlemen:

            Reference is made to a Placement Agency Agreement (the "Placement Agency Agreement"), which will be executed between Thoratec Laboratories Corporation, a California corporation (the "Company"), and Sulzer Intermedics, Inc. and Vector Securities International, Inc. and Cruttenden Roth, Inc. (the "Placement Agents").

            In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agents, offer, sell or otherwise dispose of any shares of the Company's Common Stock, no par value per share (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 90 days after the date of the Placement Agency Agreement except with respect to (i) the issuance of shares of Common Stock upon the exercise of stock options and warrants outstanding as of the date hereof, (ii) the issuance of shares of Common Stock or stock options under any benefit plan of the Company, or (iii) the issuance of shares of Common Stock to all holders of outstanding equity securities of the Company after the date of the Placement Agency Agreement.

            It is understood that, if the Placement Agency Agreement does not become effective, the undersigned will be released from his obligations under this letter agreement.

Dated: October __, 1997

                                    Very truly yours,



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                 ATTACHMENT B


Vector Securities International, Inc.
1751 Lake Cook Road, Suite 350
Deerfield, Illinois  60015

Cruttenden Roth, Inc.
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Ladies and Gentlemen:

            Reference is made to a Placement Agency Agreement (the "Placement Agency Agreement"), which will be executed between Thoratec Laboratories Corporation, a California corporation (the "Company"), and Sulzer Intermedics, Inc. and Vector Securities International, Inc. and Cruttenden Roth, Inc. (the "Placement Agents").

            In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agents, offer, sell or otherwise dispose of any shares of the Company's Common Stock, no par value per share (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 90 days after the date of the Placement Agency Agreement.

            It is understood that, if the Placement Agency Agreement does not become effective, the undersigned will be released from his obligations under this letter agreement.

Dated: October __, 1997

                                    Very truly yours,



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                 SCHEDULE 1-4


                    [TO BE PROVIDED BY COUNSEL TO THORATEC]